Virtus Small-Cap Core Fund,

a series of Virtus Equity Trust

Supplement dated May 14, 2010 to the Prospectus

and Statement of Additional Information (“SAI”)

dated June 22, 2009, each as supplemented

IMPORTANT NOTICE TO INVESTORS

Virtus Small-Cap Core Fund

Effective June 11, 2010, all Class B Shares of the Virtus Small-Cap Core Fund will be converted to Class A Shares of said Fund. Shareholders holding Class B Shares at the time of the conversion will receive Class A Shares having an aggregate net asset value equal to the aggregate net asset value of their Class B Shares immediately prior to the conversion.

Accordingly, as of June 11, 2010, all references to Class B Shares in the Fund’s prospectus and SAI will be removed and Class B Shares no longer will be available.

Investors should retain this supplement with the Prospectus and

Statement of Additional Information for future reference.

VET 8019/SCCore-BShares (5/10)